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                                                                    Exhibit 10.4

                     AMENDMENT NO. 4 TO AMENDED AND RESTATED
                     LIMITED LIABILITY COMPANY AGREEMENT OF
                             BIRDS EYE HOLDINGS LLC

            This Amendment No. 4 (this "Amendment") to the Amended and Restated Limited Liability Company Agreement (the "Agreement") of Birds Eye Holdings LLC (the "Company"), dated as of August 19, 2002, as amended by that certain Amendment No. 1 to the Agreement dated as of August 30, 2003, that certain Amendment No. 2 to the Agreement dated as of December 22, 2003, and that certain Amendment No. 3 to the Agreement dated as of February 11, 2004, is entered into as of October 31, 2005. All capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Agreement.

            WHEREAS, pursuant to Section 2.8 of the Agreement, the holders of a majority of the total voting power of the outstanding Common Units have elected to cause the Company to create and issue additional units to Neil Harrison, the President and Chief Executive Officer of the Company, including additional Preferred Units; and

            WHEREAS, the Preferred Unitholders holding at least a majority of the Preferred Units have consented to the issuance of such additional Preferred Units; and

            WHEREAS, Neil Harrison has elected to purchase such units pursuant to subscription agreements and related documents, each dated as of the date hereof; and

            WHEREAS, pursuant to Section 7.5 of the Agreement, the Management Committee may amend the Agreement to provide for the issuance of such units;

            NOW THEREFORE, the Management Committee desires to amend the Agreement in accordance with the terms of Section 7.5 of the Agreement to reflect the foregoing, and hereby agrees as follows:

                                    ARTICLE I
                                   AMENDMENTS

      1.1 Section 1.1 of the Agreement.

            (a) The definition of "Class C Fraction" is hereby deleted in its entirety and replaced with the following:

            "Class C Fraction" means the lesser of (A) one and (B) a fraction, the numerator of which is the number of Class C Units outstanding at the date of any such determination and the denominator of which is the number of Class C Units authorized at the date of any such determination, as each of the numerator and denominator may be adjusted in the event of a recapitalization, split, dividend, or other reclassification affecting the Class C Units.




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            (b) The  definition  of  "Class C Units" is  hereby  deleted  in its entirety and replaced with the following:

            "Class C Units" means the Class C Units of the Company.

            (c) The definition of "Class D Fraction" is hereby deleted in its entirety and replaced with the following:

            "Class D Fraction" means the lesser of (A) one and (B) a fraction, the numerator of which is the number of Class D Units outstanding at the date of any such determination and the denominator of which is the number of Class D Units authorized at the date of any such determination, as each of the numerator and denominator may be adjusted in the event of a recapitalization, split, dividend, or other reclassification affecting the Class D Units.

            (d) The definition of "Class D Units" is hereby deleted in its entirety and replaced with the following:

      "Class D Units" means the Class D Units of the Company.

      1.2 Section 2.10 of the Agreement. Section 2.10 of the Agreement is hereby amended by (a) deleting the phrase, "[A][B][C][D][P]" and (b) adding the following phrase in its place: "[A][B][C][D][E][P]".

      1.3 Section 4.4(a)(iv) of the Agreement. Subsection (iv) of Section 4.4(a) of the Agreement is hereby deleted in its entirety and is hereby replaced with the following:

            (iv) Fourth, after the required distributions pursuant to subparagraph (iii) above, all remaining distributions shall be made as follows:

                  (A) until the First Performance Hurdle has been satisfied, 100% of the Distributable Assets shall be distributed as follows:

                        (1) 95.0453% to the Common Unitholders, pro rata in accordance with the number of Common Units held by each such Unitholder;

                        (2) (i) a percentage, equal to the product of (x) 2.3282% multiplied by (y) the Class C Fraction, to the Class C Unitholders, pro rata in accordance with the number of Class C Units held by each such Unitholder, and (ii) a percentage, if any, equal to the product of (x) 2.3282% multiplied by (y) one minus the Class C Fraction, to the Common Unitholders and Class C Unitholders, pro rata in accordance with the number of Common Units and Class C Units held by each such Unitholder; and

                        (3) (i) a percentage, equal to the product of (x) 2.6266% multiplied by (y) the Class D Fraction, to the Class D Unitholders, pro rata in accordance with the number of Class D Units held by each such

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                  Unitholder, and (ii) a percentage, if any, equal to the
                  product of (x) 2.6266% multiplied by (y) one minus the Class D Fraction, to the Common Unitholders and Class C Unitholders, pro rata in accordance with the number of Common Units and Class C Units held by each such Unitholder;

                  (B) after the First Performance Hurdle has been satisfied, and until the Second Performance Hurdle has been satisfied, 100% of the Distributable Assets shall be distributed first to the Class D Unitholders until such Unitholders have received under subsection
            (iv)(A) above and this paragraph of subsection (iv)(B) an amount of all distributions made under subsection (iv)(A) and this paragraph of subsection (iv)(B) equal to 5.2735% multiplied by the Class D Fraction, and thereafter as follows:

                        (1) 92.4616% to the Common Unitholders, pro rata in accordance with the number of Common Units held by each such Unitholder;

                        (2) (i) a percentage, equal to the product of (x) 2.2649% multiplied by (y) the Class C Fraction, to the Class C Unitholders, pro rata in accordance with the number of Class C Units held by each such Unitholder, and (ii) a percentage, if any, equal to the product of (x) 2.2649% multiplied by (y) one minus the Class C Fraction, to the Common Unitholders and Class C Unitholders, pro rata in accordance with the number of Common Units and Class C Units held by each such Unitholder; and

                        (3) (i) a percentage, equal to the product of (x) 5.2735% multiplied by (y) the Class D Fraction, to the Class D Unitholders, pro rata in accordance with the number of Class D Units held by each such Unitholder, and (ii) a percentage, if any, equal to the product of (x) 5.2735% multiplied by (y) one minus the Class D Fraction, to the Common Unitholders and Class C Unitholders, pro rata in accordance with the number of Common Units and Class C Units held by each such Unitholder;

                  (C) after the Second Performance Hurdle has been satisfied, and until the Third Performance Hurdle has been satisfied, 100% of the Distributable Assets shall be distributed first to the Class D Unitholders until such Unitholders have received under subsections
            (iv)(A) and (B) above and this paragraph of subsection (iv)(C) an amount of all distributions made under subsections (iv)(A) and (B) and this paragraph of subsection (iv)(C) equal to 7.8863% multiplied by the Class D Fraction, and thereafter as follows:

                        (1) 89.9113% to the Common Unitholders, pro rata in accordance with the number of Common Units held by each such Unitholder;

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                        (2)   (i) a percentage, equal to the product of (x)
                  2.2024% multiplied by (y) the Class C Fraction, to the Class C Unitholders, pro rata in accordance with the number of Class C Units held by each such Unitholder, and (ii) a percentage, if any, equal to the product of (x) 2.2024% multiplied by (y) one minus the Class C Fraction, to the Common Unitholders and Class C Unitholders, pro rata in accordance with the number of Common Units and Class C Units held by each such Unitholder; and

                        (3) (i) a percentage, equal to the product of (x) 7.8863% multiplied by (y) the Class D Fraction, to the Class D Unitholders, pro rata in accordance with the number of Class D Units held by each such Unitholder, and (ii) a percentage, if any, equal to the product of (x) 7.8863% multiplied by (y) one minus the Class D Fraction, to the Common Unitholders and Class C Unitholders, pro rata in accordance with the number of Common Units and Class C Units held by each such Unitholder; and

                  (D) after the Third Performance Hurdle has been satisfied, 100% of the Distributable Assets shall be distributed first to the Class D Unitholders until such Unitholders have received under subsections (iv)(A), (B) and (C) above and this paragraph of subsection (iv)(D) an amount of all distributions made under subsections (iv)(A), (B) and (C) and this paragraph of subsection
            (iv)(D) equal to 10.4656% multiplied by the Class D Fraction, and thereafter as follows:

                        (1) 87.3937% to the Common Unitholders, pro rata in accordance with the number of Common Units held by each such Unitholder;

                        (2) (i) a percentage, equal to the product of (x) 2.1407% multiplied by (y) the Class C Fraction, to the Class C Unitholders, pro rata in accordance with the number of Class C Units held by each such Unitholder, and (ii) a percentage, if any, equal to the product of (x) 2.1407% multiplied by (y) one minus the Class C Fraction, to the Common Unitholders and Class C Unitholders, pro rata in accordance with the number of Common Units and Class C Units held by each such Unitholder; and

                        (3) (i) a percentage, equal to the product of (x) 10.4656% multiplied by (y) the Class D Fraction, to the Class D Unitholders, pro rata in accordance with the number of Class D Units held by each such Unitholder, and (ii) a percentage, if any, equal to the product of (x) 10.4656% multiplied by (y) one minus the Class D Fraction, to the Common Unitholders and Class C Unitholders, pro rata in accordance with the number of Common Units and Class C Units held by each such Unitholder;

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                                   ARTICLE II
                         ADMISSION OF ADDITIONAL MEMBERS

      2.1 Additional Members. Neil Harrison is hereby admitted as an Additional Member.

                                   ARTICLE III
                                  MISCELLANEOUS

      3.1 General. Except as expressly set forth in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

      3.2 Governing Law. THIS AMENDMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION.

      3.3 Counterparts. This Amendment may be executed in any number of counterparts (including by means of telecopied signature pages), all of which together shall constitute a single instrument.

      3.4 Section Titles. Section titles and headings are for descriptive purposes only and shall not control or alter the meaning of this Amendment as set forth in the text hereof.

                                    *********

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      IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                              BIRDS EYE HOLDINGS LLC

                              By: its Management Committee

                              By:    /s/ David Hooper
                                     ----------------
                              Name:  David Hooper
                              Title: Representative

                              HOLDER OF A MAJORITY OF THE COMMON UNITS AND THE PREFERRED UNITS:

                              VESTAR/AGRILINK HOLDINGS LLC

                              By:    Vestar Capital Partners IV, L.P.,
                                     its Managing Member

                              By:    Vestar Associates IV, L.P.,
                                     its General Partner

                              By:    Vestar Associates Corporation IV,
                                     its General Partner

                              By:    /s/ David Hooper
                                     ----------------
                              Name:  David Hooper
                              Title: Managing Director